SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report
(Date of Earliest Event Reported):
March 25, 2009

UNITED MORTGAGE TRUST
(Exact Name of Registrant as Specified in its
Governing Instruments)

State or other jurisdiction                                                           Commission File Number                                                       IRS Employer Identification
                                            of incorporation                                                                                                                                                                                         Number
                                                 Maryland                                                                                   000-32409                                                                                         6496585

1301 Municipal Way
Grapevine, Texas 76051
(address of principal executive offices)

Registrant's telephone number, including area code: (214) 237-9305

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

This Form 8-K/A is filed to furnish Exhibit 99.1, presentation of United Mortgage Trust, which was inadvertently omitted from the Form 8-K filed on March 25, 2009.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Presentation, March 25 and 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST
March 26, 2009                                    /s/Christine A. Griffin
                                                               Christine A. Griffin
                                                               President